Exhibit 99.1
© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Supernus Pharmaceuticals R&D Day October 18, 2023 1

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Introduction and Agenda 2 Jack Khattar President and Chief Executive Officer

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Safe Harbor Statement 3 This presentation and other matters discussed today or answers that may be given to questions asked include forward-looking statements within the meaning of the federal securities laws. These statements, among other things, relate to Supernus’ business strategy, goals and expectations concerning its product candidates, future operations, prospects, plans and objectives of management. The words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict“, “project”, “will“, and similar terms and phrases are used to identify forward-looking statements in this presentation. Supernus’ operations involve risks and uncertainties, many of which are outside its control, and any one of which, or a combination of which, could materially affect its results of operations and whether the forward-looking statements ultimately prove to be correct. Supernus assumes no obligation to update any forward-looking statements except as required by applicable law. Supernus has filed with the U.S. Securities and Exchange Commission (SEC) reports and other documents required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. Before you purchase any Supernus securities, you should read such reports and other documents to obtain more complete information about the company’s operations and business and the risks and uncertainties that it faces in implementing its business plan. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. AGENDA Introduction Corporate Overview Product Candidates SPN-820 – Depression SPN-817 – Epilepsy SPN-443 – ADHD/CNS SPN-446 – Narcolepsy General Q&A and Closing Comments 4

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Participants 5 Supernus Pharmaceuticals Jack Khattar, MBA President and Chief Executive Officer Jonathan Rubin, M.D., MBA SVP, Research and Development, Chief Medical Officer Bryan Roecklein, Ph.D. SVP, Corporate Development Tim Dec SVP, Chief Financial Officer Advisor Vladimir Maletic, M.D., M.S. Clinical Professor, Neuropsychiatry and Behavioral Science University of South Carolina, School of Medicine

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E 147 93 12 215 302 409 393 520 Total Revenues ($ Millions) 580 Proven Commercial Execution & Growth Strategy Total Portfolio Revenue Growth 667 Year-end 2018 inventory build by distribution channel increased 2018 net sales by approximately $10 million and negatively impacted 2019 net sales. * Guidance updated on August 3, 2023 580-620* 6 Trokendi XR® LOE

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Robust CNS Pipeline to Drive Long-Term Growth 7 Program Indications Discovery Preclinical Phase 1 Phase 2 Phase 3 NDA Market SPN-830 PD SPN-820 Depression SPN-817 Epilepsy SPN-443 ADHD/CNS SPN-446 Narcolepsy SPN-448 CNS PD = Parkinson’s Disease

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Development Cost Strategic Overview 8 Low High Short Long Low Risk High Time to Market Known Drugs New Delivery Clinically Validated Target Clinically Non-Validated Target First in Class New Chemical Entities Known Drugs New Indication New Market

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Market Value Strategic Overview 9 Low High Oxtellar XR® Trokendi XR ® Clinically Non-Validated Target Qelbree® Gocovri® SPN-820 SPN-817 SPN-443 SPN-446 SPN-448 Short Time to Market Long

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Market Value Strategic Overview 10 Low High Key Strategic Imperatives Multi-Billion Dollar Market Value Corporate Development Capitalize on our Strong R&D Capability Complete Development and Launch SPN-830 SPN-820 SPN-817 Build a Multi-Billion Dollar CNS Franchise

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Significant Experience & Capabilities in Drug Development 11 Discovery Concept Validation Safety CMC Drug Candidate Discovery Platform Design and synthesis of new compounds based on structure, function and disease pathways In vitro, PK, preclinical proof of concept, and stability studies Toxicology In-house CMC/drug delivery expertise & GMP manufacturing Validated drug candidates

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. 2023 2024 2025 2026 Supernus Near-Term Milestones Above timelines represent management’s estimates that are subject to several factors that are beyond our control and actual results may be significantly different from our estimates 12 SPN-830 Resubmission SPN-830 Launch SPN-820 Phase IIb SPN-817 Phase IIa SPN-443 Preclinical SPN-443 IND SPN-817 Phase IIb

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. 13 Multi-Billion Dollar Market Value Growth Potential of Existing Products Qelbree® and GOCOVRI® Innovative R&D Portfolio SPN-830 Novel Infusion Device for PD SPN-820 First in Class Novel MOA for Depression SPN-817 First in Class Novel MOA for Epilepsy SPN-443 Novel ADHD Stimulant with CIV Scheduling Corporate Development Positioned For Continued Strong Growth

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Supernus Pipeline 14 Jonathan Rubin SVP, Research and Development, Chief Medical Officer

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Qelbree® Novel Non-Stimulant ADHD Product 15

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Co-administration of Qelbree with a Stimulant Provides Incremental Efficacy Phase IV, Open-Label, Flexible-Dose study in Children and Adolescents with ADHD Primary Objective: Safety and tolerability when administered with stimulants (methylphenidate or amphetamine) in children and adolescents with ADHD Significant improvement from baseline ADHD-RS-5 & CGI-S scores Well tolerated ‒ Adverse events (AEs) included headache (17.9%), decreased appetite (12.5%), and upper respiratory tract infection (10.7%) ‒ 3.6% of patients discontinued due to an AE. 16 ADHD-RS-5 CGI-S Baseline (BL); N=56 37.2 4.4 Week 4 change from BL; N=54 -13.5 -0.9 Week 8 change from BL; N=48 -18.2 -1.4

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Efficacy of Qelbree in Adults with ADHD and Mood Symptoms 60% of adults with ADHD have comorbid depression and 57% have comorbid anxiety Viloxazine IR was approved in the EU for the treatment of depression Phase IV, Open-label, decentralized clinical trial Treatment period: 14 weeks. Qelbree 200-600mg/day. N= 750; 500 completers Primary efficacy: Change from baseline in AISRS in adults with ADHD and comorbid mood symptoms Secondary: ‒ Change from baseline in depressive symptoms (SIGMA and PHQ-8), anxiety symptoms (SIGH-A and GAD-7); work/home functioning (SDS), executive function (BRIEF-A), and sleep (PSQI) ‒ Safety and tolerability Expected to start 4Q 2023 17

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-830 Treatment of Hypomobility in Parkinson’s Disease 1818

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-830: Infusion Device Submission Continuous treatment of motor fluctuations (OFF episodes) in Parkinson’s disease (PD) patients that are not adequately controlled with oral levodopa and one or more adjunct PD medications. ‒ If approved, will give PD patients the option of a continuous daily infusion, instead of “as needed” injections, with a goal of improvement in the amount of ON time for patients NDA resubmitted Oct 2023 ‒ Submission responds to FDA’s questions from Oct 2022 Complete Response Letter 19

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 First in Class, Unique Intracellular Mechanism to Treat Depression 2020

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Depression Market Update 2121

Depression – One of the Largest Therapeutic Areas with ~195M Prescriptions in the U.S. per Year

Prevalence of Major Depressive Episodes in the United States[1]

- ~21.0 million adults (~8.3%) had at least one episode
- Pandemic triggered a 25% increase in prevalence
- Gallup poll in May 2023 indicated that 29% of all adults will be diagnosed with depression in their lifetime
  - 36.7% , women; 20.4%, men

Slow Onset and Side Effects are Prevalent Leading to Switching or Discontinuation

- ADTs can take up to 6 – 8 weeks to reach efficacy[2]
- ~38% of patients experience one or more side effects from SSRIs (sexual and digestive)[2]

Significant Number of Patients do not Respond to Therapy[1]

- 39% refractory to first line therapy
- 27% refractory to second line therapy
- 32% refractory to third line therapy

1. NIMH Health Statistics 2. NIMH Sequenced Treatment Alternatives to Relieve Depression (STAR*D Study)
2. Trials & Triumphs of Neuropsychiatry: TD Cowen Landscape Analysis and Key Themes

ADT = Antidepressant Treatment

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Major Depressive Disorder (MDD) vs. Treatment Resistant Depression (TRD)

Major Depressive Disorder

DSM-5 classification with specific clinical criteria

Five or more symptoms during the same 2-week period, at least one of the symptoms is (1) depressed mood or (2) loss of interest or pleasure.

- Depressed mood
- Diminished interest or pleasure in activities
- Significant weight loss
- A slowing down of thought and a reduction of physical movement
- Feelings of worthlessness
- Recurrent thoughts of death or recurrent suicidal ideation (including plans or attempts)

Treatment Resistant Depression

Definition is evolving and disparate between regulatory authorities and practitioners

- FDA currently defines TRD as a failure of 2 or more antidepressants
- HCPs consider TRD after the first failure
- Regardless, payers require patients to step through the older generic options first

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved.

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Multiple MOAs for Treating Depression • “Depression Only” TRx, Integrated IQVIA NPA & NMTA • All trademarks are owned by their respective owners 24 Abbrev. Treatment Class/MOA/Description Depression TRx* % of Total Most Commonly Prescribed Drug SSRI Selective Serotonin Reuptake Inhibitor 60.4M 31.0% Sertraline (Zoloft®) SARI Serotonin Antagonist and Reuptake Inhibitor 39.1M 20.0% Trazodone (Desyrel®) NDRI Norepinephrine and Dopamine Reuptake Inhibitor 27.6M 14.1% Bupropion (Wellbutrin®) SGA Second-Generation Antipsychotic (Atypical) 24.8M 12.7% Quetiapine (Seroquel®) SNRI Serotonin and Norepinephrine Reuptake Inhibitor 20.7M 10.6% Duloxetine (Cymbalta®) T3/T4 Tricyclic or Tetracyclic Antidepressant 18.5M 9.5% Mirtazapine (Remeron®) 5-HT/SSRI 5-HT1a Agonist and Serotonin Reuptake Inhibitor 3.9M 2.0% Vortioxetine (Trintellix®) NMDA NMDA Antagonist 0.2M 0.1% Esketamine (Spravato®) MAOI Monoamine Oxidase Inhibitor 65K 0.0% Tranylcypromine (Parnate®) FGA First-Generation Antipsychotic (Typical) 4K 0.0% Haloperidol (Haldol®) 24 Total TRx: 195M

The Future: Faster Relief, Greater Tolerability, and Improvement of Neuroplasticity for Long-Term Benefits

- Leading brand Trintellix® differentiates with efficacy, impact on DSST/Executive Function and lower sexual dysfunction side effects
- Newer products differentiate with faster onset:
  - Spravato® – onset within 24 hours, however, restricted use due to NMDA receptor activity
  - Auvelity® – separation from placebo within 1 week
- Monoamine products are limited. Moving towards molecules that can impact neuroplasticity
  - Development of psychedelics is prevalent; however, they have significant AEs and intensive therapy will be required for use
  - Could differentiate by "remodeling" neurological synapses to facilitate lasting benefits
  - Anticipated to be a $5B market[1]

[1] GlobalData Forecast 2029, Projected Combined Psychedelic Brands
DSST: Digit Symbol Substitution Test

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Market Needs: Ideal Product Profile High effect size with good responder frequency Fast onset – one week or less No cognitive impairment No impact on sexual dysfunction Positive impact on neuroplasticity for prolonged effects Low to no dissociative side effects At home use, as opposed to restricted use and need for intense psychotherapy 26

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 27 Vladimir Maletic, M.D., M.S. Clinical Professor Neuropsychiatry and Behavioral Science University of South Carolina, School of Medicine

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. A Rapid Acting Antidepressant with Novel MOA 2828 SPN-820

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Evolution of Depression Treatment 1930s 1940s 1950s 1960s 1970s 1980s 1990s 2000s 2010s ECT MAOIs TCAs Trazodone SSRIs SNRIs rTMS DBS glutamate modulators Recently-developed treatments for TRD restore neuroplasticity and do so rapidly Monoamine hypothesis of depression Neuroplasticity hypothesis of depression ECT=electroconvulsive therapy; MAOIs=monoamine oxidase inhibitors; TCAs=tricyclic antidepressants; SSRIs=selective serotonin reuptake inhibitors; SNRIs=serotonin-norepinephrine reuptake inhibitors; rTMS=repeated transcranial magnetic stimulation; DBS=deep brain stimulation 29

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Neuroplasticity Hypothesis of Depression Dysfunctional neuroplasticity underlies depression manifestation ‒ Inability of neuronal connections to undergo activity- and experience-dependent changes in strength; brain region and circuit specificity ‒ Imbalance in GABA (inhibitory) and glutamate (excitatory) synapses ‒ Reduced number and function of excitatory synapses; reduced neurotrophic factors, e.g., BDNF ‒ Reflected as altered communication between and within key brain regions 30

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Symptoms of Depression Reflect Disrupted Network Connectivity in MDD 31 MDD = major depressive disorder; DMN = default mode network; sgACC = subgenual anterior cingulate cortex. Dunlop et al. Curr Psychiatry Rep. 2019;21:87. Mulders PC, et al. Neurosci Biobehav Rev. 2015;56:330-344. 31

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Dysfunctional Network Connectivity and Related Symptoms in TRD 32 Idlett-Ali SL, et al. Front Hum Neurosci. 2023;17:1125074.

Severely Depressed Subjects Have Decreased Synaptic Density

Healthy Control

Low Severity of Depression symptoms

High Severity of Depression symptoms


HC
ACC
Low severity
ACC
High severity
ACC
Total uptake (V_T)
50.0
40.0
30.0
20.0
10.0
0.0
Synaptic Density

- PET study measures synaptic density by uptake of a radiolabeled ligand
  - Radioligand binds to SV2A, a synaptic marker.
- Red is high synaptic density, green to blue is lower synaptic density

Synaptic density in critical areas of the brain decreases with severity of depression

V_T=volume of distribution; ACC=anterior cingulate cortex; HC=healthy control; PET=positron emission tomography; SV2A=synaptic vesicle glycoprotein 2A

Holmes SE, et al. *Nat Comm.* 2019; 10:1529

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Decreased Synaptic Density Between Healthy Controls and those with Severe Depression is Statistically Significant Holmes SE, et al. Nat Comm. 20 19; 10 :1529 PTSD=post-traumatic stress disorder; MDD=major depressive disorder; [11C]UCB-J =SV2A PET ligand; VT=volume of distribution; dlPFC=dorsolateral prefrontal cortex; ACC=anterior cingulate cortex; HIP=Hippocampus; HC=healt hy control; n.s.=not significant 34

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 MOA Video 3535 Click Here to Watch SPN-820 MOA Video

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. mTORC1 Activation in a Physiological Manner • Generally, equivalent increase in mTORC1 activation between NV-5138 and leucine in peripheral organs suggests low likelihood of peripheral side effects related to increased mTORC1 activation Sengupta SS, et al. Sci Rep. 2019; 9:4107 Gastroc=gastrocnemius muscle; TA=tibialis anterior muscle; Epi=epididymal; S240/244pS6=phosphorylated pS6 ribosomal protein 36 • mTORC1 activation in the brain is increased only by NV-5138, not leucine

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. NV-5138 Shows Antidepressant Efficacy in Multiple Preclinical Models Model Outcome Forced swim test Efficacious in standard antidepressant screening (behavioral despair) Novelty suppressed feeding test Anti-anxiety effects Female urine sniffing test Increased reward-seeking behavior Sucrose preference test Normalization of hedonic behavior after chronic stress Human threat test Potential anti-anxiety effects in non-human primates 37

NV-5138 Normalizes Chronic Stress-Induced Behavioral Changes Relevant to Depression



Sucrose preference
1.5
1.0
0.5
0.0
Preference
*
*
Non-stress
CUS
NSFT
**
**
**
1000
800
600
400
200
0
Latency to feed (s)
Non-stress
CUS
Vehicle
NV-5138

- NV-5138 prevents chronic stress-induced decrease in sucrose preference (reverses anhedonia)
- NV-5138 prevents chronic stress-induced increase in latency to feed in novelty suppressed feeding test (decreases stress-induced anxiety-like behavior)

CUS=chronic unpredictable stress; NSFT=novelty suppressed feeding test; s=seconds

Kato T, et al. *J Clin Inv*. 2019; 129(6):2542-2554

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NV-5138 Normalizes Chronic Stress-Induced Decreases in Synaptic Plasticity-Related Proteins in PFC


GluR1
PSD-95
Fold of change
(normalized to control)
1.5
1.0
0.5
0.0
**
*
NS-V
CUS-V
CUS-NV

- NV-5138 reverses chronic stress-induced decreases in GluR1 (left) and PSD-95 (right) protein expression in PFC
- GluR1: AMPA glutamate receptor subunit
- PSD-95: Stabilizes AMPA receptors at post-synaptic membrane

CUS=chronic unpredictable stress; NS=non-stress; NV=NV-5138, V=vehicle; PSD-95=post-synaptic density protein 95; PFC=prefrontal cortex

Kato T, et al. *J Clin Inv*. 2019; 129(6):2542-2554

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. NV-5138 Induces Growth of New Dendritic Spines Vehicle NV-5138 Stubby Thin Mushroom Kato T, et al. J Clin Inv. 2019; 129(6):2542-2554 40

NV-5138 Increases Dendritic Spine Density in PFC



Spines/µm
1.0
0.8
0.6
0.4
0.2
0.0
*
*
*
Control
NV-5138
All
Stubby
Thin
Mshrm

µm=micron; mshrm=mushroom type spine; PFC=prefrontal cortex

Kato T, et al. *J Clin Inv.* 2019; 129(6):2542-2554

- NV-5138 specifically increases thin and mushroom type spines 24 hours after oral administration in Rats
- **Mushroom spines**: Mature, functional synapses known to be enriched in postsynaptic glutamate receptors
- **Thin spines:** Malleable synapses that can become mature mushroom spines with increased synaptic input
- Increased mushroom and thin spines suggest **increased synaptic plasticity** and growth of new synapses

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NV-5138 Increases Excitatory Responses in PFC Neurons 24 hours After Oral Administration in Rats

Slice electrophysiology (ex vivo)



+ serotonin or orexin
EPSCs–frequency
Control
NV-5138
Serotonin or orexin-induced EPSC frequencies (% control)
500
400
300
200
100
0
-100
0.053
**
5-HT
Orexin

- NV-5138 increases evoked excitatory responses following application of neuromodulators in PFC neurons 24 hours after oral administration
- Effects were significant for orexin and trending for 5-HT (serotonin)
- Together with increased growth of spines, this result indicates **increased functional synapses**

5-HT=serotonin; EPSC=excitatory post-synaptic current; PFC=prefrontal cortex; ** p<0.01 Student's t-test

Kato T, et al. *J Clin Inv.* 2019; 129(6):2542-2554

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. A First in Class Antidepressant SPN-820 A first in class, small molecule that increases mTORC1 mediated synaptic function intracellularly No synaptic receptor modulation 43 No synaptic receptor modulation Improved side effect profile vs. current pharmaco-therapy Rapid and sustained antidepressant effect mTORC1 BDNF1 High brain exposure Rapid and transient mTORC1 activation in the brain 43 1BDNF=Brain Derived Neurotrophic Factor

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 Pharmacology 4444

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. PK: Good Development Properties Rapid absorption in animals across species ‒ Rapid uptake in the brain (PFC) ‒ No plasma protein binding One major metabolite identified, not active in mTORC1 activation assay Urine is primary route of excretion in rodent ‒ 93% of administered dose is excreted in urine by 24 hours post dose No significant in-vitro binding or modulation to major classes of CYP enzymes, kinases and receptors 45

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Novel Intracellular Mechanism Does not bind to or modulate any cell surface receptors ‒ Unlikely to have abuse potential given lack of binding to targets implicated in drug abuse Unlike leucine, NV-5138 is not incorporated into proteins during protein synthesis ‒ More available at the target site in the brain than leucine Antidepressant effect is mTORC1 dependent ‒ Rapamycin pretreatment, which inhibits mTORC1, prevents NV-5138’s antidepressant effect in rodents 46

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 Phase 1 Studies 4747

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 PK: Rapid Absorption & Once a Day Half-life: 10.7 hours in plasma and 11.7 in cerebrospinal fluid (CSF) Exposure in CSF is 10 times lower than plasma Confirmed rapid absorption: Tmax: 0.5-1.25 hours (Plasma), 4 hours (CSF) and renal excretion Plasma Cmax is 13.5% lower with food and peaked 2.5 hours later 48

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 Phase 1 Studies: Rapid Acting Antidepressant Rapid and sustained effect Improvement of core symptoms of depression with a single dose of 2400 mg/day at 4 and12 hours post-dose, with sustained effect to 72 hours, the last timepoint assessed Rapid absorption Rapid brain exposure and pathway activation confirmed by CSF drug levels Plasma and CSF exposures suggest 800 to 1600 mg/day dose range for efficacy signal CSF levels in adults Consistent with the fully effective dose in animals Rapid neuronal activation Statistically significant signals on EEG bands associated with increased arousal or alertness (i.e., positive mood states), consistent with rapid change in synaptic function 49

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 Phase 1 Studies: Favorable Safety Profile Total of 205 subjects in Phase 1 studies ‒ Single oral doses and two sequential oral doses of SPN-820 up to 3000mg/day were safe and well tolerated ‒ Maximal tolerated dose not achieved ‒ Most common AEs (mild-moderate): nausea, dizziness and headache ‒ No psychiatric symptoms or dissociative effects reported ‒ No suicidal effects reported 50

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820: Proof of Concept in TRD Subjects Randomized, two-part, double-blind, placebo-controlled study of single ascending oral solution dose Primary endpoint: Changes from baseline to 24, 48, and 72 hours, post-dose in the MADRS rating Additional efficacy endpoints: HAM-D6, Inventory of Depressive Symptomatology (30-item) and CGI-S ratings 51 Part A Part B Healthy Subjects TRD Subjects 150-2400 mg 2400 mg/Placebo N= 36 oral solution, N=12 placebo N=16 oral solution, N=15 placebo Randomized 1:1 51

SPN-820 POC Study: Rapid Acting & Sustained Efficacy

- Efficacy with HAM-D6 shows early, large effect size, sustained to 72 hours after single dose.
- MADRS did not show efficacy with single dose but showed small effect on acute symptoms.

✓Early Response ✓Core Depression Symptoms ✓**More Severely Depressed at Baseline**

Scale	2h	4h	8h	12h	24h	36h	48h	72h
PRESPECIFIED ANALYSES (N=31)								
MADRS Total Score (prelim. primary @24h)					0.1		0.2	-0.1
HAM-D6	0.6	0.8	0.7	0.8	0.4	0.5	0.5	0.5
IDS-SR 30 Total Score					0.2		0.3	0.2
CGI-S Change from baseline					-0.1		0.1	0.2

Effect sizes: ≥ 0.2 in yellow (early improvement); ≥ 0.4 in green (clinical response).

MADRS= Montgomery Asberg Depression Rating Scale; HAM-D6= Hamilton Depression Rating Scale, 6 items, IDS-SR=Inventory of Depressive Symptomatology (Self-Report); CGI-S= Clinical Global Impression - Severity

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820: Phase 2 Dose Selection Based on PK NV-5138 CSF concentration: Day 7 after multiple doses of 800 mg and 1600 mg once daily for 7 days (at steady state) versus single dose of 2400 mg on Day 1 53

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820: Phase 2 Dose Selection Based on Biomarkers 54 Biomarkers downstream of mTORC1 activation are increased in CSF at 800 and 1600 mg doses of NV-5138

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Primary efficacy: MADRS Key secondary: CGI-S HAM-D6 Onset of effect Depression symptoms response and remission Individual disability Anxiety Rate of improvement Safety and tolerability SPN-820: Phase 2b Study 55 Multicenter, randomized, double-blind, placebo-controlled, parallel design of adjunctive therapy Flexible dose: Treatment starts at 1600 mg/day and tapered down to 800 mg/day Approximately 268 subjects to be randomized, up to 50 sites Duration: o Screening period: up to 6 weeks o Treatment: 5 weeks 55 Study Design Objectives

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820: Phase 2b Study Enrollment Status 1 Data updated as of 11 October 2023 56 Number of Subjects Overall Randomized 62 In-Screening1 37 In-Treatment1 6 Completed 44 Discontinued (%) 13 (21%) Discontinued due to AEs 2 (3%) 56

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820: Planned New Phase 2 Study in MDD Optimize dosing and assess rapid onset ‒ Pulsatile dosing ‒ Efficacy in MDD ‒ Rapid onset Open–label study ‒ 40 subjects with MDD ‒ Rapid and sustained efficacy (2, 4, 8 and 72 hours after a single administration of 2400 mg SPN-820, dosed every 3 days) ‒ Evaluate rapid onset of efficacy with HAM-D6 ‒ Evaluate efficacy with MADRS 57

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820: Summary of Attributes Increases mTORC1-mediated synaptic function through a first in class, unique intracellular mechanism. Adjunctive therapy for patients with TRD An average effect size of 0.6 has been measured with a single dose (2400mg) over an initial 72-hour period using HAM-D6 Rapid onset of effect, beginning within hours of first dose using HAM-D6 Sustained effect of a single dose persists up to 72 hours in depression core symptoms Well-tolerated in clinical trials with no reports of dissociation or hallucinations Unlikely to be a controlled substance Phase 2b topline results 2025 58

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-820 Q & A 5959

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817 60 Jonathan Rubin SVP, Research and Development, Chief Medical Officer

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817 Novel, First in Class, Highly Selective Acetylcholinesterase (AChE) Inhibitor for Focal Epilepsy 6161

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Refractory Epilepsy Results in Switching & Polypharmacy Generic ASM (e.g., NA+/Ca+ inhibitor, GABA), monotherapy Optimize dose (evaluate at 1-4, 8 weeks) Switch to a different ASM, monotherapy Combine two ASMs (branded / generic) Further combinations, neurostimulation, ketogenic diet 62 1. American Academy of Neurology Treatment Guidelines ASM = Anti-Seizure Medication 1 2 3/4 3/4 5 62

Epilepsy: Debilitating Disease with Significant Unmet Need

- 1.2% of people in the U.S. have epilepsy (~3.4M people)[1]
- Focal seizures affect up to 61% of people with epilepsy[1]
- 40% of patients with epilepsy are drug resistant[1]
- 28.5M annual prescriptions[2]
- Can be a life-long chronic disease

- Probability of achieving seizure freedom decreases substantially with each additional ASM regimen attempted[1]
  - 2nd 11.6%
  - 3rd 4.4%
  - 4th 1.2%
- Higher seizure frequency, AEs, and employment concerns reduce patient and caregiver QoL[3]

Patients are looking for treatments resulting in better seizure control, improved quality of life, and better tolerability

1. Ioannou P, et al. *Brain Behavior* 2022; 12(9): e2589
2. IQVIA, NPA + NMTA, May 2023
3. Data on file – Epilepsy Market Research 2023

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Market Opportunity All drugs that treat Seizure Disorders1 166.5M TRx Epilepsy & Seizure Disorders2 28.5M TRx 1. IQVIA NPA, MAT April 2023 (includes non-seizure disorder indications as well) 2. IQVIA Integrated NPA + NMTA, MAT April 2023 Refractory Focal Seizures (40%) 6.9M TRx Focal Seizures2 17.2M TRx Focal seizures represent 60% of all epilepsy/seizure disorder TRx Includes drugs that treat non-seizure disorders as well (e.g., gabapentin/neuropathic pain, lamotrigine/bipolar, etc.) US Market- $2.7B GlobalData Net Revenue Sept 2023 64

Despite a Competitive Market, There is a Need for Effective Pharmacological Treatments[1]



HCPs are aligned on treatment goals

Reducing seizure frequency, improving QoL, achieving seizure freedom, and reducing severity of seizures are key.

Treatment satisfaction is low

Though there are many treatments available, there are few with which HCPs are truly satisfied.

Efficacy is most important

Efficacy is the single-most important motivator in driving treatment choice, followed by safety / drug interactions.

Adoption is driven by adult treaters

Pediatric treaters are more cautious and slower to adopt.

Adult and pediatric treaters see value in pro-cognitive and neuroprotection benefits

1 – Supernus Conjoint Market Research Study (June 2023)

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Only AChE inhibitor in Development for Focal Seizures Ph 1 Ph 2 Ph 3 XEN-1101 (KCNQ) NBI-921352 (Nav1.6) JNJ-40411813 (mGlu2 PAM) EQU-001 (Undisclosed) SPN-817 (AChE) Darigabat (GABA PAM) BHV-7000 (KCNQ) ENX-101 (GABA PAM) OV329 (GABA-AT) 66

A New Class of Therapy

- **Reduce Neuronal Hyperactivity**
  - **Decrease Excitation**
    - **Block or Inhibit Na+ Channel**
      - Tegretol (carbamazepine)
      - Trileptal (oxcarbazepine)
      - Lamictal (lamotrigine)
      - Xcopri (cenobamate)
      - Aptiom (Eslicarbazepine)
      - Topamax (topiramate)
      - Dilantin (phenytoin)
    - **Inhibit Glutamate Release / Other**
      - Lyrica (pregabalin)
      - Neurontin (gabapentin)
      - Keppra(levetiracetam)
      - Briviact (Brivaracetam
      - Fycompa (perampanel)
      - Potiga (Ezogabine)
  - **Increase Inhibition**
    - **Activate Post-Synaptic GABA Receptors**
      - Phenobarbital
      - Klonopin (clonazepam)
      - Valium (diazepam)
      - Xcopri (cenobamate)
      - Felbatol (Felbamate)
      - Depakote (Valproic Acid)
      - Ztalmy (ganaxolone)
    - **Inhibit GABA Reuptake or Breakdown**
      - Gabitril (Tiagabine)
      - Sabril (Vigabatrin)
    - **Increases Acetylcholine in the PFC and hippocampus**

SPN-817 Huperzine A

Novel MOA

All trademarks are owned by their respective owners

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817 Pharmacology 6868

SPN-817: Novel MOA for the Treatment of Focal Seizures

- Huperzine A is a potent, selective and reversible acetylcholinesterase (AChE) inhibitor, an enzyme that metabolizes acetylcholine (ACh) after synaptic release[1,2]
- Inhibition of AChE increases extracellular levels of ACh
- Broad and potent anti-seizure effect in different seizure and genetic models of epilepsy[1-4]

[1] Supernus data on file
[2] Damar et al. (2016). *Expert Rev Neurother, 16*(6), 671-680
[3] Wong et al (2016). *Front Pharmacol, 7*, 357
[4] Wong et al (2021). *Neuropsychopharmacology, 46*(11), 2011-2020

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817 Preclinical Data: Refractory Seizures 70 (ED50 in mg/kg) 22mA 32mA 44mA Phenytoin 9.4 >60 >60 Lamotrigine 4.4 >60 >60 Ethosuximide 86.9 167 >600 Valproic Acid 41.5 126 310 Levetiracetam (Keppra) 4.6 19.4 1,089 SPN-817 0.28 0.34 0.58-0.78 The 6Hz animal seizure model screens compounds as potential therapies for drug-resistant partial seizures. ‒ SPN-817 57x more potent than Keppra® at commonly used 32mA stimulation ‒ SPN-817 was the only compound tested that produced significant seizure protection at highest seizure inducing state-44mA Sources: NIH Anticonvulsant Screening Program Data Data on file. All trademarks are owned by their respective owners.

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Current MoA Hypothesis for Seizure Control: Cholinergic Modulation of Neuronal Excitation Seizures are the result of the imbalance of the Excitation/Inhibition (E/I) ratio in susceptible regions of the brain Acetylcholine augmentation activates cholinergic pathways in different cellular types in the brain to restore E/I balance 71 ↑Ach Activation of Ach receptors located on inhibitory interneurons, excitatory neurons, and glial cells ↓ Excitation/↑ Inhibition Restoration of E/I balance Seizure control AChE Inhibition 71

SPN-817: More Selective than Other Cholinesterase Inhibitors

- More selective towards AChE than BuChE [1,2]
- Requires lower doses to block central AChE
  - Displays higher AChE inhibitory activity in various brain regions at lower doses (improved therapeutic index)[3]
  - Donepezil exhibits similar AChE activity to SPN-817 at doses well exceeding maximum prescribed/tolerated doses[1]

[1]Tang, X., Han, YF. (1999). *CNS Drug Reviews, 5(3)*, 281-300
[2]Wang, R., Yan, H., & Tang, X. C. (2006). *Acta Pharmacol Sin, 27*(1), 1-26
[3]Zhao, Q., & Tang, X. C. (2002).Eur J Pharmacol, 455(2-3), 101-107

Supernus® Pharmaceuticals

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SPN-817: Phase 2a Focal Onset Impaired Awareness Seizure (FIAS) Study

Baseline Diary	In-patient Baseline Video EEG	Outpatient Titration	In-patient Video EEG	Maintenance/Extension Phase *Extension Phase for those who benefit from treatment
1 month	1 week (96 hrs)	4 weeks	1 week (96 hrs)	6 months +

Key Inclusion Criteria:

- Diagnosis of FIAS type epilepsy
- Current minimum average of 5 countable seizures / week to enroll in study
- At least 5 focal impaired awareness seizures during baseline
- Receiving stable doses (for at least 4 weeks) of 1 to 4 currently marketed ASMs

Key Exclusion Criteria:

- Seizures that are difficult to count
- History of status epilepticus in the 6 months prior to enrollment

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Showed Significant Seizure Reduction in Small POC Study Patients had focal impaired-awareness seizures (FIAS) type epilepsy, treated with a maximum dose of 4 mg BID Mean reduction in 28-day seizure rate from baseline was: – 71.2% until month14 (n=3) – 89.8% until month 40 (n=2) – 98% until month 51 (n=1) One subject has been seizure-free for >3.5 years and regained his driver’s license and returned to work Most TEAEs were transient, mild or moderate in intensity: – Insomnia and nausea followed by nasopharyngitis, pyrexia, and dizziness. SF = seizure free, graph represents data from 1 subject 74

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Phase 2a Synopsis Open-label study Number of study sites: up to 8 sites in Australia Number of participants: approximately 35 subjects with treatment resistant seizures Indication: focal seizures in adults (18-65 years of age) 75

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Phase 2a Study Design Screening Period: Collection of baseline seizure diary for 42 days Dose Titration and Optimization: 8 weeks Maintenance Phase: 12 weeks Open-label Extension Period: up to 52 weeks 76 Titration: • All patients initiated on 0.25mg bid • All will follow a personalized titration schedule • Dose escalation by increments of 0.25mg or 0.5mg every 3-8 days, depending on tolerability, up to 4.0mg bid 76

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Phase 2a Endpoints Primary: ‒ Safety and tolerability as an adjunctive therapy in adult patients with treatment resistant seizures Secondary: ‒ Percent change from baseline in motor seizure frequency per 28 days ‒ Improvement in seizure symptoms (CGI-I) ‒ Change in seizure symptom severity (CGI-S) ‒ Change in Quality of life in epilepsy (QOLIE-31-P) ‒ Change in level of disability (seizure-related disability assessment scale scores, SERDAS) ‒ Characterize the PK profile of huperzine A Exploratory: Change from baseline: ‒ In select inflammatory biomarkers in plasma (interleukin-1 receptor antagonist [IL-1RA], IL-6, IL-10, and C-reactive protein) ‒ In cognitive profile as assessed by EpiTrack® and the Controlled Oral Word Association Test (COWAT) ‒ In seizures + interictal spikes and sleeping patterns (EEG) 77

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817 Phase 2a Study: Interim Data 7 patients completed titration at doses ranging from 1.0 mg bid to 4.0 mg bid ‒ Most common TEAEs were diarrhea, nausea, headache, insomnia, and affect lability ‒ All TEAEs were mild/moderate in severity 6 patients completed titration with available seizure diary data ‒ 63.5% mean reduction in seizures per 28 days during maintenance period (n=2) 2 patients achieved seizure freedom (100% reduction) during titration after 8 weeks and 9 weeks of treatment, respectively 1 patient completed the study and moved into OLE with 68.3% reduction in seizures over the entire treatment period 78

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Planned Phase 2b Treatment Resistant Focal Seizures 7979 Screening Phase 8 weeks Dose Titration & Optimization Phase 9-11 weeks Maintenance Phase 12 weeks Tapering Phase Up to 4 weeks Follow-Up Phone Call 3 days after last dose of SPN-817 Separate Open-Label Study Design: Randomized, double-blind, placebo-controlled, study up to 35 weeks Study population: Adults who failed to achieve seizure freedom after ≥2 ASMs and taking at least 1 ASM Subjects: Approximately 436 Randomization: 4 arms, randomized 1:1:1:1 to SPN-817 2.0 mg bid, SPN-817 3.0 mg bid, SPN-817 4.0 mg bid or placebo bid (109 subjects per arm), to achieve 76 subjects per arm in the Full Analysis Set Number of sites: Up to 102 sites in the United States, Europe, Australia and Asia Study Schema:

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817: Phase 2b Endpoints Primary: ‒ Change from baseline in focal seizure frequency per 28 days Secondary: ‒ Safety and tolerability ‒ Pharmacokinetics (PK) of huperzine A Exploratory: Change from baseline: ‒ In inflammatory biomarkers in plasma ‒ In cognitive performance ‒ In electroencephalography (EEG) 80

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817 Summary: Novel First in Class Selective AChE Inhibitor for Focal Seizures Phase 2 long-term maintenance: ‒ mean reduction in 28-day seizure rate from baseline (excluding titration) was 70% (n = 3) Well-tolerated according to reported adverse events Broad and potent anti-seizure effect in different seizure and genetic models of epilepsy Unique AChE inhibitor with high selectivity, low activity on BuChE Potential for pro-cognitive, neuroprotective, and anti-inflammatory effects Entering Phase 2b in 2024 81

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-817 Q & A 8282

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Break 8383

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-443 Novel MOA with Potential Stimulant-like Efficacy and Reduced Abuse Liability 8484

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. ADHD Annual Prescriptions of 92.1M - 89% are for Stimulants 85 64% 25% 11% The market rewards fast onset, predictable response, and good treatment Amphetamines effect. Methylphenidates Nonstimulants Source: IQVIA MAT Aug 2023

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Stimulants are Effective, But have Significant Drawbacks Advantages Significant treatment effect Rapid onset Allows for as needed dosing with some patients Many generics available Drawbacks DEA CII controlled substance requirements – HCPs need to meet with patients every 30 days prior to writing a new prescription Significant diversion related to appetite suppression, stimulant effect for late night studying, etc. Tolerability issues: anxiety, insomnia, mood swings, weight loss, etc. 86

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-443: Leverages Qelbree’s Commercial Investment Sales force of 245 representatives ‒ Established relationships with HCPs and staff ‒ Leverage a well-trained and educated sales team Well-established relationships with KOLs Leadership position among ADHD societies Significant resident knowledge of the market 87 Leveraging our ADHD commercial infrastructure would provide scale efficiencies and faster commercial ramp 87

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-443: NCE with Triple Reuptake Activity & Low Risk for DDI or Abuse Active parent and major metabolites based on preclinical models ‒ All are triple monoamine transporter (NET, DAT, SERT) inhibitors High blood brain barrier permeability Low risk for drug-drug Interactions (DDI) 88

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Parent and Major Metabolites have NET, DAT & SERT Activity SPN-443 and its metabolites all bind to and inhibit NET, DAT, and SERT but with varying potencies Metabolites could provide longer duration of effect Functional Assay Transporters (IC50 in nM) SPN-443 Metabolite 1 Metabolite 2 NET 12 0.52 53 DAT 110 12 63 SERT 1200 680 1200 In vitro Binding Assay (Ki in nM) SPN-443 Metabolite 1 Metabolite 2 NET 25 0.71 270 DAT 120 6 10 SERT 670 40 110 MOP 280 160 >10000 Affinity (human isoforms) Functional Activity (human isoforms) 89

In-vivo Pharmacology: Increase in Monoamines in a Rat Model

- Microdialysis study: SPN-443 (0.3 mg/kg intraperitoneal dosing) significantly increased monoamines in the PFC, but not the nucleus accumbens:
  - Dopamine (300%)
  - Norepinephrine (391%)
  - Serotonin (141%)
  - Lack of activity in nucleus accumbens suggests low abuse potential

Reference: Data on File

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-443: Results from Nonclinical Safety Studies Support Advancing into the Clinic No evidence of genotoxicity No adverse CV or CNS functional effects in safety pharmacology studies ‒ Large safety margins in hERG assay No dose-limiting toxicity up to 38x human equivalent dose in 14-day repeat dose toxicity studies 91 Reference: Data on File

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-443: Planned FIH Study in 2024 Study design – Phase 1 single dose to evaluate PK in healthy adults Number of subjects: Approximately 24 enrolled and 18 completers Objectives: ‒ Estimate PK of SPN-443 and its metabolites ‒ Calculate relative bioavailability between two oral formulations 92 Study Days -28 to -2 -1 1 to 7 8 to 14 15 Period 1 Period 2 Screening Entry Treatment A SD PK Treatment B SD PK EOS FIH= First in Human; SD = single dose; Entry = entry and labs to confirm eligibility; EOS = End of Study; PK = pharmacokinetic sampling 0 to 144 hours after the dose. STUDY DESIGN

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-443: Summary of Potential Attributes Effect size within range of leading stimulants (1.0+) DEA scheduling of IV or better Well tolerated Long duration of activity 93

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-446 Narcolepsy 9494

Sleep Cycles


Vivid Dreaming
Light Sleep
Deep Sleep
REM
N1
N2
N3
The Sleep Cycle

- A single sleep cycle normally includes non-REM (i.e., stages 1-3) and REM (rapid eye movement, stage 4) sleep.
- Alterations in neurocircuitry and neurochemistry can alter this cycle, resulting in different types of sleep disorders or parasomnias.

Roth T, et al. *Journal of Clinical Sleep Medicine* 2013; 9(9): 955-965

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Narcolepsy Type 1 (NT1) 96 1. Szabo ST, et al. Sleep Medicine Reviews 20 19; 43: 23- 36 All trademarks are owned by their respective owners. Xyrem® 22% Xywav® 50% Wakix® 24% Lumryz™ 1% Sunosi® 3% 2. Global Data 20 23 forecast- net revenue 2023 US Net Revenue ~$2.4B Characterized by excessive daytime sleepiness (falling asleep without warning) along with daytime cataplexy (sudden loss of muscle tone) 60% of total narcolepsy population Orphan indication Typically associated with a loss of orexin signaling Diagnosed narcolepsy patients US: 1 per 2,000 people (~165,000)

Need for New Therapies in NT1

- More than 74% of patients still report issues with daily activities[1]
- 84% percent described impaired work or school performance and judged their condition as moderate or severe[1]
- 70% reporting excessive daytime sleepiness every day[1]
- 31% suffering cataplexy daily[1]
- Significant safety/tolerability concerns with sodium oxybate[2]
  - Black box warning
  - REMS[3] program, abuse, etc.

1. Nat Sci Sleep. 2015; 7:51 -61. Unmet needs of patients with narcolepsy: perspectives on emerging treatment options – PMC (nih.gov)
2. Safety Overview of Post marketing and Clinical Experience of Sodium Oxybate (Xyrem): Abuse, Misuse, Dependence, and Diversion - PMC (nih.gov)
3. Unmet needs of patients with narcolepsy: perspectives on emerging treatment options - PMC (nih.gov)

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Neurocircuitry of NT1: Role of Norepinephrine (NE) 98 a) Orexin pathways that promote and maintain wakefulness b) Orexin pathways that suppress REM sleep and maintain muscle tone during wakeful periods Krahn et al (2022) Adv Ther 39:221–243 Reduced activation of NE neurons (due to loss of orexin neurons) leads to sudden induction of REM sleep and cataplexy. 98

SPN-446: Shows Norepinephrine Transporter Inhibition & Activity on Several Serotonin Receptors

- SPN-446 is a NET inhibitor with activity towards different serotonin receptors[1]

Receptor	Binding	Agonism	Antagonism
NET	Ki= 0.11 μM		IC50 = 0.085 uM
5-HT2C	Ki=0.51 μM	EC50=0.5-2.5 μM; Emax=56-74%	
5-HT2B	Ki=0.97 μM		IC50=1.6 μM–34 μM
5-HT7	Ki=0.81 μM		IC50=27 μM

- The role of NE in the transitions between awake-sleep have supported the evaluation of NRI's as potential treatments for narcolepsy (Type I and II)[2]
- NET inhibitors have a potential therapeutic effect in Narcolepsy Type 1 animal models

[1] Data on file
[2] Mitchel and Weinshenker (2010). Biochem Pharmacol 79(6):801-809

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© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-446: Decreases Cataplexy and REM Sleep in Preclinical Models Microdialysis ‒ Dose dependent increase in dopamine, norepinephrine, and serotonin in rat prefrontal cortex. Novel Object Recognition (NOR) test ‒ Improved episodic memory Orexin neuron ablation (mouse model of narcolepsy type 1) ‒ Decrease in cataplexy and REM sleep up to 12 hours post dosing 100 Data on file

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. SPN-446: Shows Dose Dependent Decrease in REM Sleep and Cataplexy Reduces cataplexy and REM sleep up to 12 hours after dosing at the beginning of active time (ZT12 to ZT24). 101 NT1 Animal Model (Conditioned orexin neuron ablation or DTA mice): Effects on cataplexy up to 12 hours after SPN-446 administration during active time 101 Data on File

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Full Q & A 102 102

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Closing Remarks 103 Jack Khattar President and Chief Executive Officer

© 2023 Supernus Pharmaceuticals, Inc. All Rights Reserved. Strong Foundation for Future Growth Successfully transitioned from a drug delivery company to a profitable biopharma with strong R&D capabilities Diversified commercial portfolio that continues to deliver good cashflows while losing exclusivity on flagship product A “first in class” pipeline of several NCEs with clear differentiation from the market and future pipeline products Near term catalysts with SPN-830 approval and launch, and data readouts on SPN-820 and SPN-817 104